Debt	12 Months Ended
Mar. 29, 2013
Debt Instruments [Abstract]
Debt
Debt

The following is a summary of the Company's debt as of March 29, 2013 and March 30, 2012:

(Amounts in millions)	March 29, 2013	March 30, 2012
4.45% term notes, due September 2022	$349	$—
6.50% term notes, due March 2018	998	997
2.50% term notes, due September 2015	350	—
5.50% term notes, due March 2013	—	699
5.00% term notes, due February 2013	—	300
Four-year term loan	250	—
Mandatorily redeemable preferred stock outstanding	59	—
Note payable of consolidated subsidiary	62	—
Capitalized lease liabilities	561	574
Borrowings for assets acquired under long-term financing	98	84
Other borrowings	5	86
Total debt	2,732	2,740
Less: short term debt and current maturities of long term debt	234	1,254
Total long-term debt	$2,498	$1,486

Term notes and term loan credit facility

On September 18, 2012, the Company issued $700 million of senior unsecured and unsubordinated notes (new term notes) comprised of $350 million of 2.50% Senior Notes due September 15, 2015 and $350 million of 4.45% Senior Notes due September 15, 2022. The new term notes were recorded net of debt discount of $1 million. The Company also incurred deferred debt issuance costs of $5 million, which along with the debt discount will be amortized over the respective terms of the new term notes using the effective interest method. The new term notes are senior unsecured and unsubordinated obligations and rank equally with all other existing and future senior unsecured and unsubordinated indebtedness, including any borrowings under the existing $1.5 billion Credit Facility (discussed below), and senior to all future subordinated debt. Interest is payable semi-annually on September 15 and March 15 beginning March 15, 2013. The proceeds from the new term notes were used to redeem a portion of the 5.50% term notes due March 2013 and the 5.00% term notes due February 2013, as described below.

In addition, on September 18, 2012, the Company entered into a four~~-~~year, unsecured, delayed-draw $250 million term loan maturing on September 18, 2016. Under the term loan, the Company has an option to request an increase in the commitment up to a maximum amount of $350 million. Interest on borrowings under the new facility is based on prime rate or LIBOR plus a daily margin, and is payable quarterly. Quarterly principal repayments of 2.5% of borrowings commence December 31, 2013. Costs associated with establishing the term loan of $1 million have been deferred and will be amortized over the term of the agreement. On October 17, 2012, the Company borrowed $250 million under the term loan and used the proceeds to redeem a portion of the 5.50% and 5.00% term notes due in the fourth quarter of 2013, as described below.

On September 12, 2012, the Company delivered a notice of early redemption with respect to the Company’s outstanding $700 million 5.50% Senior Notes due March 2013 and $300 million 5.00% Senior Notes due February 2013. On October 19, 2012, the Company used the proceeds received from the issuance of new term notes and the $250 million drawn from the term loan credit facility to fund the early redemption of the 5.00% and 5.50% term notes due February 2013 and March 2013, respectively, resulting in the recognition of a $19 million loss recorded to interest expense.

Both the new term notes and the new term loan credit facility agreement contain representations, warranties, and covenants customary for arrangements of these types, as well as customary events of default, including a cross-default to payment defaults on principal payments aggregating $125 million or to other events if the effect is to accelerate or permit acceleration of such debt.

Both the term loan credit facility and the $1.5 billion Credit Facility (see below) require the Company to: (1) maintain a minimum interest coverage ratio of consolidated Earnings Before Interest, Taxes, Depreciation and Amortization adjusted for other non-cash charges as defined by the credit agreement (EBITDA), to consolidated interest expense for the period of four consecutive fiscal quarters ending on or immediately prior to such period not to be less than 3.00 to 1.00; and (2) not permit at the end of any quarterly financial reporting period the ratio of consolidated total debt to consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date, to exceed 3.00 to 1.00. The Company was in compliance with these financial covenants as of March 29, 2013 and March 30, 2012.

Mandatorily redeemable preferred stock and note payable of a consolidated subsidiary

Mandatorily redeemable preferred stock
In March 2013, CSC entered into a financing agreement with a bank involving the sale of the Company's interest in mandatorily redeemable preferred stock (the preferred stock) of one of its wholly-owned subsidiaries (the Subsidiary). Such preferred stock is mandatorily redeemable on the tenth anniversary of its issuance (in 2023) but can be optionally redeemed by the Subsidiary at any time after the fifth anniversary of issuance. Therefore, the preferred stock was accounted for as a liability and is presented as long-term debt within the consolidated balance sheet.

The preferred stock has a stated value of $63 million (the initial liquidation preference) and was recorded at its issue date fair value of $59 million. The difference between the initial fair value and the stated value will be accreted over the term of the preferred stock. The Company incurred debt issuance costs of $1 million associated with the issuance of the preferred stock. These costs have been deferred and will be amortized over ten years using the effective interest method.

The preferred stock requires payment of cumulative preferred dividends at 3.48% per annum for the first five years. In addition, the holder of the preferred stock has a remarketing option, exercisable by the holder after five years from initial issuance, that if exercised, requires the assistance of the Subsidiary to remarket the Series A preferred stock, which under certain circumstances, may result in changes to the thereafter dividend rate in order to successfully remarket the securities. Dividends are payable on a quarterly basis and any unpaid dividends are subject to an incremental interest rate margin of 2.50%. The preferred shares also participate at 3.80% in 1) dividends paid on the Subsidiary's common stock and in 2) any future appreciation (as defined in the agreement) of the Subsidiary's common stock equity value (variable redemption premium). The liquidation preference of the preferred stock is the sum of the stated value of the shares, accrued but unpaid dividends, and any unpaid variable redemption premium.

Note payable
Concurrent with the financing agreement mentioned above, the Company entered into a separate credit agreement with a bank to sell the Company's interest in a five-year note receivable due 2018 issued by the Subsidiary for cash consideration of £41 million ($62 million as of March 29, 2013). The Company incurred $1 million of debt issuance costs associated with the note payable. These costs have been deferred and will be amortized over five years using the effective interest method.

The note bears interest in British pounds at a variable rate based on LIBOR and is payable on a quarterly basis. Although the note is due in five years, the Subsidiary has the option to repay the principal amount of the note plus any unpaid accrued interest beginning upon its third anniversary from issuance. As part of the sale of the note to the bank, the Company became a guarantor of the Subsidiary's note payable. The financing agreement and the credit agreement require the Subsidiary to retain a minimum amount of assets. The Company and the Subsidiary were in compliance with all financial covenants at March 29, 2013.

Capital lease liabilities

Capitalized lease liabilities represent obligations due under capital leases for the use of computers and other equipment. The gross amount of assets recorded under capital leases was $1,095 million with accumulated amortization of $465 million, as of March 29, 2013, and $940 million with accumulated amortization of $341 million, as of March 30, 2012.

Borrowings for assets acquired under long-term financing

Certain asset purchases under outsourcing contracts were financed by borrowings from customers. These borrowings carry a rate of interest from 0.0% to 4.9% and will mature over the next five years. Gross amounts of assets purchased under long-term financings included $69 million and $44 million in property and equipment, $54 million and $45 million in software, $90 million and $86 million in outsourcing contract costs and $10 million and $10 million in other intangible assets as of March 29, 2013 and March 30, 2012, respectively.

Other borrowings

Several foreign subsidiaries of the Company had no borrowings outstanding, as of March 29, 2013, and $43 million of borrowings outstanding, as of March 30, 2012, under uncommitted lines of credit with certain foreign banks. CSC has provided parent guarantees for these short-term lines of credit which carry no commitment fees or significant covenants. In addition, the Company had $5 million and $43 million of other borrowings outstanding as of March 29, 2013 and March 30, 2012, respectively, consisting of other interest bearing debt and notes payable.

Commercial paper

The Company typically issues commercial paper with average maturities of one to three months. The commercial paper is backed by the $1.5 billion Credit Facility discussed below. As of both March 29, 2013 and March 30, 2012, the Company had no borrowings outstanding against commercial paper.

Credit facility

On March 18, 2011, the Company entered into a committed, unsecured line of credit for $1.5 billion (Credit Facility) that expires on March 18, 2015. The Credit Facility bears a variable rate of interest. The Company can elect to borrow at a prime rate, as published by the Bank of America, plus a margin or at a one, two, three, or six month LIBOR plus a margin. The margin varies with the credit ratings of the Company. As of both March 29, 2013 and March 30, 2012, the Company had no amounts outstanding under this Credit Facility.

Expected maturities of long-term debt, including borrowings for asset financing but excluding future minimum capital lease payments, for years subsequent to March 29, 2013, are as follows:

Fiscal Year	Amount (in millions)
2014	$52
2015	71
2016	381
2017	194
2018	1,064
Thereafter	409
Total	$2,171

The future minimum lease payments required to be made under the capital leases as of March 29, 2013, are as follows:

Fiscal Year	Amount (in millions)
2014	$221
2015	195
2016	115
2017	73
2018	38
Thereafter	97
Total minimum lease payments	739
Less: Amount representing interest	178
Present value of net minimum lease payments	561
Less: Current maturities of capital lease obligations	182
Long-term capitalized lease liabilities	$379